Subsequent Events - Schedule of Purchase Price of Each Transaction (Detail) - Subsequent Event [Member] - Tordis Facility [Member] $ in Thousands	Mar. 01, 2017 USD ($)
Business Acquisition [Line Items]
Purchase consideration	$ 31,243
Less: Fair value of net assets acquired:
Vessel and equipment	147,000
Long-term debt	(137,655)
Receivable	21,103
Capitalized fee financing of the vessel	795
Other	0
Sub total	31,243
Difference between the purchase price and fair value of net assets acquired	$ 0